SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Core Bond Fund (the “Fund”)

Thomas O’Connor, CFA has announced his intention to retire from Wells Capital Management Incorporated on December 31, 2020. After December 31, 2020, all references to Thomas O’Connor, CFA in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

November 13, 2019	IFNR119/P1007S2